ATHENE

Financial Supplement

First Quarter 2017

March 31, 2017

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Table of Contents

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Operating Income, Net of Tax

Operating income, net of tax, a commonly used operating measure in the life insurance industry, is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses.
Our operating income, net of tax, equals net income available to AHL’s shareholders adjusted to eliminate the impact of the following
(collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets - Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to GLWB and guaranteed minimum death benefits (GMDB) reserves as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives - FIAs, Net of Offsets - Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period-to-period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to GLWB and GMDB reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1-2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses - Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to mergers and acquisitions as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense - To date, stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain - Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Provision for Income Taxes - Non-operating - The non-operating income tax expense is comprised of the appropriate jurisdiction's tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income available to AHL's shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income available to AHL's shareholders, we believe operating income, net of tax, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Operating income, net of tax, should not be used as a substitute for net income available to AHL's shareholders.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Note to the Financial Supplement

ROE Excluding AOCI and Operating ROE Excluding AOCI

ROE excluding AOCI and operating ROE excluding AOCI are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI is more effective in analyzing the trends of our operations. To enhance the ability to analyze these measures across periods, interim periods are annualized. ROE excluding AOCI and operating ROE excluding AOCI should not be used as a substitute for ROE. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Operating Earnings Per Share - Operating Diluted Class A, Weighted Average Shares Outstanding - Operating Diluted Class A Common Shares and Book Value Per Share Excluding AOCI

Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Operating earnings per share - operating diluted Class A is calculated as the operating income, net of tax over the weighted average shares outstanding - operating diluted Class A common shares. Book value per share excluding AOCI is calculated as the ending AHL shareholders' equity excluding AOCI divided by the operating diluted Class A common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and settlement of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding - operating diluted Class A common shares and operating diluted Class A common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI should not be used as a substitute for basic earnings per share - Class A common shares, basic weighted average shares outstanding - Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the index annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on index annuity strategies are divided by the average account value of our deferred annuities. Under GAAP, deposits and withdrawals for fixed indexed and fixed rate annuities are reported as deposit liabilities (or policyholder funds). Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Note to the Financial Supplement

Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business. Deferred annuities include our fixed rate annuities and FIAs, which account for approximately 80% of our Retirement Services reserve liabilities as of December 31, 2016. We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest and (f) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance. Reserve liabilities is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverables, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of understanding our business performance. Our sales statistics include fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
		Deposits
$1,099	$663	Retail sales	$1,099	$1,492	$2,011	$1,143	$663
166	912	Flow reinsurance	166	348	871	1,318	912
650	—	FABN	650	—	—	—	—
$1,915	$1,575	Total deposits	$1,915	$1,840	$2,882	$2,461	$1,575

		Consolidated results of operations
$373	$87	Net income	$373	$368	$158	$192	$87
258	152	Operating income, net of taxes	258	284	146	178	152

20.6%	6.3%	ROE	20.6%	21.0%	9.4%	12.7%	6.3%
22.2%	6.2%	ROE excluding AOCI	22.2%	23.2%	10.5%	13.3%	6.2%
15.3%	10.8%	Operating ROE excluding AOCI	15.3%	17.9%	9.7%	12.3%	10.8%

		Retirement Services
$267	$197	Operating income, net of taxes	$267	$246	$171	$195	$197
22.8%	19.7%	Operating ROE excluding AOCI	22.8%	21.8%	15.4%	18.6%	19.7%

		Earnings per share
$1.94	$0.47	Basic[1]	$1.94	$1.94	$0.85	$1.03	$0.47
$1.87	$0.47	Diluted - Class A2	$1.87	$1.80	$0.85	$1.03	$0.47
$1.32	$0.82	Operating earnings per share - operating diluted Class A3	$1.32	$1.46	$0.78	$0.95	$0.82

		Book Value per share:
$39.26	$30.28	Book value per share	$39.26	$35.91	$38.00	$34.62	$30.28
$35.17	$30.55	Book value per share, excluding AOCI[3]	$35.17	$33.29	$31.76	$31.46	$30.55

		Balance sheet items:
$89,220	$81,601	Total assets	$89,220	$86,720	$87,000	$84,301	$81,601
73,573	67,865	Invested assets	73,573	71,834	71,595	69,859	67,865
81,623	75,962	Total liabilities	81,623	79,814	79,926	77,863	75,962
72,202	66,461	Reserve liabilities	72,202	70,951	70,892	68,335	66,461
7,597	5,638	Total Athene Holding Ltd. shareholders' equity	7,597	6,905	7,073	6,437	5,638
6,924	5,690	Athene Holding Ltd. shareholders' equity excluding AOCI	6,924	6,538	6,153	5,868	5,690
—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%

		Share data:
192.5	186.0	Weighted average shares outstanding - basic[1]	192.5	189.2	185.8	186.0	186.0
81.3	50.1	Weighted average shares outstanding - diluted - Class A common shares[2]	81.3	63.9	49.9	50.1	50.1
195.6	186.0	Weighted average shares outstanding - operating diluted Class A common shares[3]	195.6	194.2	185.9	186.1	186.0
193.5	186.2	Common shares outstanding[4]	193.5	192.3	185.9	185.9	186.2
196.8	186.2	Operating diluted Class A common shares outstanding[3]	196.8	196.4	193.8	186.5	186.2
* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on operating income, net of taxes, ROE excluding AOCI, operating ROE excluding AOCI and book value per share excluding AOCI.
* During the three months ended December 31, 2016, we recorded out-of-period adjustments that affected the consolidated statements of income for the three months ended September 30, 2016. These adjustments primarily related to DAC and VOBA amortization. In addition, during the three months ended September 30, 2016, we recorded out-of-period adjustments that primarily affected the consolidated statements of income for the year ended December 31, 2015. These out-of-period adjustments were primarily related to actuarial reserves, net of DAC and VOBA amortization. As a result of these out-of-period adjustments, the consolidated net income for the three months ended December 31, 2016 was understated by $5 million while the operating income, net of tax was understated by $1 million and the consolidated net income for the three months ended September 30, 2016 was overstated by $23 million while the operating income, net of tax was overstated by $19 million.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards. For September 30, 2016 and prior, Class M shares were not included due to issuance restrictions which were contingent upon our IPO, except for the Class M share agreements impacted by the modification as of September 30, 2016.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Capitalization and Equity
Unaudited (In millions, except percentages)

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
		Capitalization
$—	$—	Total debt[1]	$—	$—	$—	$—	$—
7,597	5,638	Total Athene Holding Ltd. shareholders' equity	7,597	6,905	7,073	6,437	5,638
7,597	5,638	Total capitalization	7,597	6,905	7,073	6,437	5,638
673	(52)	Less: AOCI	673	367	920	569	(52)
$6,924	$5,690	Total capitalization excluding AOCI	$6,924	$6,538	$6,153	$5,868	$5,690

		Equity by segment
$4,853	$4,071	Retirement Services	$4,853	$4,495	$4,584	$4,243	$4,071
2,071	1,619	Corporate and Other	2,071	2,043	1,569	1,625	1,619
6,924	5,690	Total AHL shareholders' equity excluding AOCI	6,924	6,538	6,153	5,868	5,690
673	(52)	AOCI	673	367	920	569	(52)
$7,597	$5,638	Total AHL shareholders' equity	$7,597	$6,905	$7,073	$6,437	$5,638

—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%

1 Total debt is not including debt within a consolidated VIE.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	March 31, 2017	December 31, 2016
Assets
Investments:
Available-for-sale securities, at fair value
Fixed maturity securities	$54,225	$52,033
Equity securities	422	353
Trading securities, at fair value	2,595	2,581
Mortgage loans, net of allowances	5,453	5,470
Investment funds	689	689
Policy loans	579	602
Funds withheld at interest	6,593	6,538
Derivative assets	1,708	1,370
Real estate	553	542
Short-term investments, at fair value	166	189
Other investments	82	81
Total investments	73,065	70,448
Cash and cash equivalents	2,563	2,445
Restricted cash	73	57
Investments in related parties
Available-for-sale securities, at fair value
Fixed maturity securities	361	335
Equity securities	—	20
Trading securities, at fair value	169	195
Investment funds	1,276	1,198
Short-term investments	20	—
Other investments	238	237
Accrued investment income	575	554
Reinsurance recoverable	5,960	6,001
Deferred acquisition costs, deferred sales inducements, and value of business acquired	2,895	2,964
Current income tax recoverable	12	107
Deferred tax assets	233	369
Other assets	817	869
Assets of consolidated variable interest entities
Investments
Available-for-sale securities, at fair value
Equity securities	191	161
Trading securities, at fair value	166	167
Investment funds	599	573
Cash and cash equivalents	2	14
Other assets	5	6
Total assets	$89,220	$86,720
		(Continued)

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	March 31, 2017	December 31, 2016
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$62,634	$61,532
Future policy benefits	14,727	14,569
Other policy claims and benefits	214	217
Dividends payable to policyholders	917	974
Derivative liabilities	32	40
Payables for collateral on derivatives	1,681	1,383
Funds withheld liability	382	380
Other liabilities	999	685
Liabilities of consolidated variable interest entities	37	34
Total liabilities	81,623	79,814
Equity
Common Stock	—	—
Additional paid-in-capital	3,436	3,421
Retained earnings	3,488	3,117
Accumulated other comprehensive income (loss)	673	367
Total Athene Holding Ltd. shareholders' equity	7,597	6,905
Noncontrolling interests	—	1
Total equity	7,597	6,906
Total liabilities and equity	$89,220	$86,720
		(Concluded)

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
		Revenue:
$52	$60	Premiums	$52	$35	$85	$60	$60
81	66	Product charges	81	75	71	69	66
786	692	Net investment income	786	773	747	704	692
682	(82)	Investment related gains (losses)	682	129	380	225	(82)
		Other-than-temporary impairment investment losses
—	(22)	Other-than-temporary impairment losses	—	(1)	(7)	(2)	(22)
(1)	12	Other-than-temporary impairment losses recognized in other comprehensive income	(1)	(2)	1	(9)	12
(1)	(10)	Net other-than-temporary impairment losses	(1)	(3)	(6)	(11)	(10)
8	8	Other revenues	8	9	8	9	8
		Revenues related to consolidated variable interest entities
10	11	Net investment income	10	27	7	22	11
1	(23)	Investment related gains (losses)	1	17	(16)	(31)	(23)
1,619	722	Total revenues	1,619	1,062	1,276	1,047	722
		Benefits and expenses:
696	253	Interest sensitive contract benefits	696	225	482	333	253
18	4	Amortization of deferred sales inducements	18	20	14	2	4
214	224	Future policy and other policy benefits	214	181	377	261	224
108	28	Amortization of deferred acquisition costs and value of business acquired	108	101	113	62	28
32	17	Dividends to policyholders	32	(28)	35	13	17
156	104	Policy and other operating expenses	156	177	180	163	104
—	4	Operating expenses of consolidated variable interest entities	—	—	4	5	4
1,224	634	Total benefits and expenses	1,224	676	1,205	839	634
395	88	Income before income taxes	395	386	71	208	88
22	1	Income tax expense (benefit)	22	18	(87)	16	1
373	87	Net income	373	368	158	192	87
—	—	Less: Net income attributable to noncontrolling interests	—	—	—	—	—
$373	$87	Net income available to Athene Holding Ltd. shareholders	$373	$368	$158	$192	$87

* During the three months ended December 31, 2016, we recorded out-of-period adjustments that affected the consolidated statements of income for the three months ended September 30, 2016. These adjustments primarily related to DAC and VOBA amortization. In addition, during the three months ended September 30, 2016, we recorded out-of-period adjustments that primarily affected the consolidated statements of income for the year ended December 31, 2015. These out-of-period adjustments were primarily related to actuarial reserves, net of DAC and VOBA amortization. As a result of these out-of-period adjustments, the consolidated net income for the three months ended December 31, 2016 was understated by $5 million and the consolidated net income for the three months ended September 30, 2016 was overstated by $23 million.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
		Operating income, net of tax by segment
$267	$197	Retirement Services	$267	$246	$171	$195	$197
(9)	(45)	Corporate and Other	(9)	38	(25)	(17)	(45)
258	152	Operating income, net of tax	258	284	146	178	152

11	8	Realized gains (losses) on sale of AFS securities	11	40	18	11	8
3	(25)	Unrealized, impairments, and other investment gains (losses)	3	(19)	(13)	1	(25)
68	(3)	Assumed modco and funds withheld reinsurance embedded derivatives	68	(76)	73	74	(3)
(25)	1	Offsets to investment gains (losses)	(25)	5	(21)	(27)	1
57	(19)	Investment gains (losses), net of offsets	57	(50)	57	59	(19)
94	(69)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	94	179	3	(16)	(69)
(9)	(1)	Integration, restructuring and other non-operating expenses	(9)	(14)	(2)	(5)	(1)
(13)	15	Stock compensation expense	(13)	(20)	(46)	(28)	15
(14)	9	Income tax (expense) benefit - non-operating	(14)	(11)	—	4	9
115	(65)	Total non-operating adjustments	115	84	12	14	(65)
$373	$87	Net income available to AHL shareholders	$373	$368	$158	$192	$87

$1.32	$0.82	Operating income, net of tax – per operating dilutive Class A common share	$1.32	$1.46	$0.78	$0.95	$0.82

0.07	0.06	Realized gains (losses) on sale of AFS securities	0.07	0.21	0.09	0.05	0.06
0.02	(0.14)	Unrealized, impairments, and other investment gains (losses)	0.02	(0.10)	(0.07)	0.01	(0.14)
0.34	(0.02)	Assumed modco and funds withheld reinsurance embedded derivatives	0.34	(0.39)	0.40	0.40	(0.02)
(0.13)	—	Offsets to investment gains (losses)	(0.13)	0.03	(0.11)	(0.14)	—
0.30	(0.10)	Investment gains (losses), net of offsets	0.30	(0.25)	0.31	0.32	(0.10)
0.48	(0.36)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	0.48	0.92	0.02	(0.09)	(0.36)
(0.05)	(0.01)	Integration, restructuring and other non-operating expenses	(0.05)	(0.07)	(0.02)	(0.02)	(0.01)
(0.07)	0.08	Stock compensation expense	(0.07)	(0.10)	(0.25)	(0.16)	0.08
(0.07)	0.04	Income tax (expense) benefit - non-operating	(0.07)	(0.07)	0.01	0.03	0.04
0.59	(0.35)	Total non-operating adjustments	0.59	0.43	0.07	0.08	(0.35)
0.03	—	Effect of items convertible to or settled in Class A common shares	0.03	0.05	—	—	—
$1.94	$0.47	Basic earnings per share – Class A common shares	$1.94	$1.94	$0.85	$1.03	$0.47

* Please refer to Note to the Financial Supplement section for discussion on operating income, net of taxes.
* During the three months ended December 31, 2016, we recorded out-of-period adjustments that affected the consolidated statements of income for the three months ended September 30, 2016. These adjustments primarily related to DAC and VOBA amortization. In addition, during the three months ended September 30, 2016, we recorded out-of-period adjustments that primarily affected the consolidated statements of income for the year ended December 31, 2015. These out-of-period adjustments were primarily related to actuarial reserves, net of DAC and VOBA amortization. As a result of these out-of-period adjustments, the consolidated net income for the three months ended December 31, 2016 was understated by $5 million while the operating income, net of tax was understated by $1 million and the consolidated net income for the three months ended September 30, 2016 was overstated by $23 million while the operating income, net of tax was overstated by $19 million.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of operating income, net of tax

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$745	$683	Fixed income and other investment income	$745	$720	$696	$668	$683
69	(3)	Alternative investment income	69	122	86	60	(3)
814	680	Net investment earnings	814	842	782	728	680
(263)	(243)	Cost of crediting on deferred annuities	(263)	(264)	(259)	(253)	(243)
(211)	(206)	Other liability costs[1]	(211)	(213)	(396)	(206)	(206)
(74)	(69)	Operating expenses	(74)	(74)	(68)	(71)	(69)
266	162	Operating income, before tax	266	291	59	198	162
(8)	(10)	Income tax (expense) benefit - operating income	(8)	(7)	87	(20)	(10)
$258	$152	Operating income, net of tax	$258	$284	$146	$178	$152

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on operating income, net of taxes.
1 Other liability costs include DAC, DSI and VOBA amortization and change in GLWB and GMDB reserves for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of operating income, net of tax

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$712	$657	Fixed income and other investment income	$712	$689	$665	$640	$657
68	34	Alternative investment income	68	104	94	72	34
780	691	Net investment earnings	780	793	759	712	691
(263)	(243)	Cost of crediting on deferred annuities	(263)	(264)	(259)	(253)	(243)
(189)	(188)	Other liability costs	(189)	(217)	(364)	(198)	(188)
(52)	(49)	Operating expenses	(52)	(56)	(50)	(51)	(49)
276	211	Operating income, before tax	276	256	86	210	211
(9)	(14)	Income tax (expense) benefit - operating income	(9)	(10)	85	(15)	(14)
$267	$197	Operating income, net of tax	$267	$246	$171	$195	$197

Corporate and Other summary of operating income, net of tax

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$33	$26	Fixed income and other investment income	$33	$31	$31	$28	$26
1	(37)	Alternative investment income	1	18	(8)	(12)	(37)
34	(11)	Net investment earnings	34	49	23	16	(11)
—	—	Cost of crediting on deferred annuities	—	—	—	—	—
(22)	(18)	Other liability costs	(22)	4	(32)	(8)	(18)
(22)	(20)	Operating expenses	(22)	(18)	(18)	(20)	(20)
(10)	(49)	Operating income, before tax	(10)	35	(27)	(12)	(49)
1	4	Income tax (expense) benefit - operating income	1	3	2	(5)	4
$(9)	$(45)	Operating income, net of tax	$(9)	$38	$(25)	$(17)	$(45)

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Retirement Services Product Summary
Unaudited (In millions, except percentages)

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
4.76%	4.59%	Net investment earned rate	4.76%	4.91%	4.77%	4.62%	4.59%
1.91%	1.96%	Cost of crediting on deferred annuities	1.91%	1.95%	1.96%	1.99%	1.96%
2.85%	2.63%	Investment margin on deferred annuities	2.85%	2.96%	2.81%	2.63%	2.63%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities. Investment margin on deferred annuities is net of ceded reinsurance activity.

Summary of net investment earned rate

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
4.52%	4.54%	Fixed income and other investments	4.52%	4.44%	4.36%	4.32%	4.54%
10.58%	5.79%	Alternative investments	10.58%	16.25%	14.90%	11.82%	5.79%
4.76%	4.59%	Total net investment earned rate	4.76%	4.91%	4.77%	4.62%	4.59%

$712	$657	Fixed income and other investment income	$712	$689	$665	$640	$657
68	34	Alternatives investment income	68	104	94	72	34
$780	$691	Total net investment earnings	$780	$793	$759	$712	$691

		Average invested assets
$62,986	$57,902	Fixed income and other investments	$62,986	$62,096	$61,117	$59,235	$57,902
2,594	2,357	Alternative investments	2,594	2,543	2,521	2,451	2,357
$65,580	$60,259	Total average invested assets	$65,580	$64,639	$63,638	$61,686	$60,259

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on net investment earned rate and invested assets.
* The investment results above are presented net of investment management fees.

Summary of cost of crediting on deferred annuities

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$137	$130	FIA option costs	$137	$136	$135	$133	$130
126	113	Fixed interest credited to policyholders	126	128	124	120	113
$263	$243	Cost of crediting on deferred annuities	$263	$264	$259	$253	$243
1.91%	1.96%	Cost of crediting on deferred annuities rate	1.91%	1.95%	1.96%	1.99%	1.96%

$55,154	$49,626	Average account value on deferred annuities	$55,154	$54,358	$52,739	$50,817	$49,626

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$54,880	$49,257	Account value at beginning of period	$54,880	$53,837	$51,640	$49,994	$49,257
1,308	1,598	Deposits[1]	1,308	1,878	2,914	2,497	1,598
36	37	Premium and interest bonuses	36	56	60	47	37
461	164	Fixed and index credits to policyholders	461	304	268	174	164
(1,194)	(1,014)	Surrenders and benefits paid	(1,194)	(1,135)	(990)	(1,020)	(1,014)
(62)	(48)	Fee and product charges	(62)	(60)	(55)	(52)	(48)
$55,429	$49,994	Account value at end of period	$55,429	$54,880	$53,837	$51,640	$49,994

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.2	5.6	8.0%	$42,273	76.3%
Single-year fixed rate guaranteed annuities	7	1.7	3.0%	8,000	14.4%
Multi-year fixed rate guaranteed annuities	5.3	3.8	9.0%	5,156	9.3%
Total				$55,429	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$7,951	14.3%	$7,951	14.3%
0.0% < 2.0%	151	0.3%	524	0.9%
2.0% < 4.0%	1,609	2.9%	2,971	5.4%
4.0% < 6.0%	3,647	6.6%	8,448	15.2%
6.0% < 8.0%	11,466	20.7%	8,460	15.3%
8.0% < 10.0%	14,299	25.8%	9,292	16.8%
10.0% or greater	16,306	29.4%	17,783	32.1%
	$55,429	100.0%	$55,429	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		7.5%	0.3%	7.8%

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$7,951	14.4%	—%
> 0 to less than 2	8,690	15.7%	5.2%
2 to less than 4	10,768	19.4%	7.3%
4 to less than 6	11,911	21.5%	8.9%
6 to less than 8	6,361	11.5%	10.1%
8 to less than 10	6,178	11.1%	11.4%
10 to less than 12	2,547	4.6%	14.1%
12 or greater	1,023	1.8%	14.8%
	$55,429	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$15,573	$42,273	36.8%
Fixed rate annuities	6,639	13,156	50.5%
Total deferred annuities	$22,212	$55,429	40.1%

			March 31, 2017
Distance to guarantees[1]			75 - 85 bps

1 Distance to guarantees is the difference between the current crediting rates and the contractual guaranteed minimum crediting rates on our deferred annuities. The distance to guarantees includes the minimum guarantees on all of our deferred annuities, including those with crediting rates already at their minimum guarantees.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	March 31, 2017		December 31, 2016
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$44,502	61.6%	$43,501	61.3%
Fixed rate annuities	13,398	18.6%	13,490	19.0%
Total deferred annuities	57,900	80.2%	56,991	80.3%
Payout annuities	5,378	7.4%	5,446	7.7%
Funding agreements	1,531	2.1%	1,109	1.6%
Life and other (excluding German products)	2,181	3.1%	2,176	3.0%
Retirement Services reserve liabilities	66,990	92.8%	65,722	92.6%
Germany products	5,367	7.4%	5,381	7.6%
Intersegment eliminations	(155)	(0.2)%	(152)	(0.2)%
Total reserve liabilities	$72,202	100.0%	$70,951	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on reserve liabilities.

Reserve liability rollforward

Year-to-date			2017	2016
March 31, 2017	March 31, 2016		Q1	Q4	Q3	Q2	Q1
$65,722	$59,854	Retirement Services reserve liabilities - beginning	$65,722	$65,073	$62,650	$60,708	$59,854
2,059	1,680	Deposits[1]	2,059	1,884	2,979	2,537	1,680
(1,674)	(1,352)	Withdrawals	(1,674)	(1,350)	(1,412)	(1,282)	(1,352)
883	526	Other reserve changes	883	115	856	687	526
66,990	60,708	Retirement Services reserve liabilities - ending	66,990	65,722	65,073	62,650	60,708
5,367	5,918	Germany reserve liabilities	5,367	5,381	5,982	5,846	5,918
(155)	(165)	Intersegment eliminations	(155)	(152)	(163)	(161)	(165)
$72,202	$66,461	Consolidated reserve liabilities - ending	$72,202	$70,951	$70,892	$68,335	$66,461

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	March 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Available for sale securities at fair value:
Fixed maturity securities:
U.S. government and agencies	$60	0.1%	$60	0.1%
State, municipals and political subdivisions	1,140	1.5%	1,140	1.6%
Foreign governments	2,031	2.7%	2,235	3.1%
Corporate	31,567	42.0%	30,020	41.4%
CLOs	5,021	6.7%	4,822	6.7%
RMBS	9,286	12.4%	8,973	12.4%
CMBS	1,860	2.5%	1,847	2.5%
ABS	3,260	4.3%	2,936	4.0%
Equity securities	422	0.6%	353	0.5%
Trading securities, at fair value	2,595	3.5%	2,581	3.6%
Mortgage loans, net of allowances	5,453	7.2%	5,470	7.5%
Investment funds	689	0.9%	689	1.0%
Policy loans	579	0.8%	602	0.8%
Funds withheld at interest	6,593	8.8%	6,538	9.0%
Derivative assets	1,708	2.3%	1,370	1.9%
Real estate	553	0.7%	542	0.7%
Short-term investments	166	0.2%	189	0.3%
Other investments	82	0.1%	81	0.1%
Total investments	73,065	97.3%	70,448	97.2%
Investment in related parties:
Available for sale securities at fair value:
Fixed maturity securities	361	0.5%	335	0.5%
Equity securities	—	—%	20	—%
Trading securities, at fair value	169	0.2%	195	0.3%
Investment funds	1,276	1.7%	1,198	1.7%
Other investments	238	0.3%	237	0.3%
Short term investments	20	—%	—	—%
Total related party investments	2,064	2.7%	1,985	2.8%
Total investments, including related parties	$75,129	100.0%	$72,433	100.0%

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	March 31, 2017			December 31, 2016
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$10,877	$11,167	20.5%	$10,417	$10,645	20.3%
Financial	9,455	9,724	17.8%	8,957	9,156	17.5%
Utilities	6,726	6,843	12.5%	6,512	6,588	12.6%
Communication	2,260	2,313	4.2%	2,182	2,235	4.3%
Transportation	1,488	1,520	2.8%	1,365	1,396	2.7%
Total corporate	30,806	31,567	57.8%	29,433	30,020	57.4%
Other government-related securities
State, municipals and political subdivisions	1,016	1,140	2.1%	1,024	1,140	2.2%
Foreign governments	1,959	2,031	3.7%	2,098	2,235	4.3%
U.S. treasuries	59	60	0.1%	59	60	0.1%
Total non-structured securities	33,840	34,798	63.7%	32,614	33,455	64.0%
Structured securities:
CLOs	5,343	5,327	9.8%	5,234	5,101	9.7%
ABS	3,334	3,315	6.1%	3,037	2,992	5.7%
CMBS	1,835	1,860	3.4%	1,835	1,847	3.5%
RMBS
Agency	104	106	0.2%	110	112	0.2%
Non-agency	8,753	9,180	16.8%	8,621	8,861	16.9%
Total structured securities	19,369	19,788	36.3%	18,837	18,913	36.0%
Total fixed maturity securities, including related parties	$53,209	$54,586	100.0%	$51,451	$52,368	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial, and technology.

Credit quality of fixed maturity securities

	March 31, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$30,635	56.2%	$30,211	57.7%
2	20,109	36.8%	18,617	35.5%
Total investment grade	50,744	93.0%	48,828	93.2%
3	3,110	5.7%	2,812	5.4%
4	624	1.1%	622	1.2%
5	91	0.2%	82	0.2%
6	17	—%	24	—%
Total below investment grade	3,842	7.0%	3,540	6.8%
Total fixed maturity securities, including related parties	$54,586	100.0%	$52,368	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	March 31, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$19,069	34.8%	$18,791	35.9%
BBB	19,352	35.5%	18,002	34.4%
Non-rated[1]	5,936	10.9%	5,650	10.8%
Total investment grade[2]	44,357	81.2%	42,443	81.1%
BB	3,349	6.1%	3,286	6.3%
B	1,286	2.4%	1,372	2.6%
CCC	2,438	4.5%	2,374	4.5%
CC and lower	2,576	4.7%	2,404	4.6%
Non-rated [1]	580	1.1%	489	0.9%
Total below investment grade	10,229	18.8%	9,925	18.9%
Total fixed maturity securities, including related parties	$54,586	100.0%	$52,368	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security's respective NAIC rating.
2 We view the NAIC ratings methodology as the most appropriate way to view our fixed maturity portfolio from a ratings perspective since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC ratings methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	March 31, 2017				December 31, 2016
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$10,032	$8,464	$8,884	95.7%	$9,960	$8,414	$8,652	96.4%
2	214	194	197	2.1%	152	141	140	1.6%
Total investment grade	10,246	8,658	9,081	97.8%	10,112	8,555	8,792	98.0%
3	135	121	124	1.3%	104	92	96	1.1%
4	24	23	25	0.3%	31	29	29	0.3%
5	54	53	54	0.6%	54	53	54	0.6%
6	3	2	2	—%	2	2	2	—%
Total below investment grade	216	199	205	2.2%	191	176	181	2.0%
Total	$10,462	$8,857	$9,286	100.0%	$10,303	$8,731	$8,973	100.0%

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	March 31, 2017		December 31, 2016
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Hotels	$998	18.3%	$1,025	18.7%
Retail	1,138	20.8%	1,135	20.7%
Office building	1,139	20.9%	1,217	22.2%
Industrial	682	12.5%	742	13.6%
Apartment	572	10.5%	616	11.3%
Other commercial [1]	450	8.3%	397	7.3%
Total commercial mortgage loans	4,979	91.3%	5,132	93.8%
Residential loans	474	8.7%	338	6.2%
Total mortgage loans, net of allowances	$5,453	100.0%	$5,470	100.0%

US Region:
East North Central	$405	7.4%	$450	8.2%
East South Central	148	2.7%	158	2.9%
Middle Atlantic	662	12.1%	628	11.5%
Mountain	538	9.9%	543	9.9%
New England	192	3.5%	194	3.5%
Pacific	810	14.9%	833	15.2%
South Atlantic	1,192	21.9%	1,284	23.5%
West North Central	296	5.4%	306	5.6%
West South Central	663	12.2%	662	12.1%
Total US Region	4,906	90.0%	5,058	92.4%
International Region	73	1.3%	74	1.4%
Total commercial mortgage loans	4,979	91.3%	5,132	93.8%
Residential loans	474	8.7%	338	6.2%
Total mortgage loans, net of allowances	$5,453	100.0%	$5,470	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	March 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$245	9.6%	$268	10.9%
Mortgage and real estate	143	5.6%	118	4.8%
Natural resources	5	0.2%	5	0.2%
Hedge funds	69	2.7%	72	2.9%
Credit funds	227	8.9%	226	9.2%
Total investment funds	689	27.0%	689	28.0%
Investment funds - related parties
Private equity - A-A Mortgage	366	14.3%	343	13.9%
Private equity	152	5.9%	131	5.3%
Mortgage and real estate	262	10.1%	247	10.1%
Natural resources	76	3.0%	49	2.0%
Hedge funds	180	7.0%	192	7.8%
Credit funds	240	9.4%	236	9.6%
Total investment funds - related parties	1,276	49.7%	1,198	48.7%
Total investment funds - assets of consolidated VIEs
Private equity - MidCap [1]	528	20.6%	524	21.3%
Credit funds	39	1.5%	38	1.6%
Mortgage and real assets	32	1.2%	11	0.4%
Total investment funds - assets of consolidated VIEs	599	23.3%	573	23.3%
Total investment funds, including related parties and VIEs	$2,564	100.0%	$2,460	100.0%

1 Midcap is an underlying investment of one of our consolidated VIE investment funds.

Funds withheld at interest

	March 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. state, municipal, and political subdivisions	$116	1.8%	$118	1.8%
Corporate	1,901	28.8%	1,800	27.6%
CLOs	668	10.1%	591	9.0%
ABS	756	11.5%	736	11.3%
CMBS	288	4.4%	292	4.5%
RMBS	1,603	24.3%	1,551	23.7%
Equity securities	29	0.4%	29	0.4%
Mortgage loans	768	11.6%	773	11.8%
Investment funds	328	5.0%	329	5.0%
Derivative assets	58	0.9%	53	0.8%
Short-term investments	31	0.5%	80	1.2%
Cash and cash equivalents	61	0.9%	105	1.6%
Accrued investment income and other assets	(14)	(0.2)%	81	1.3%
Total funds withheld at interest	$6,593	100.0%	$6,538	100.0%

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	March 31, 2017				December 31, 2016
	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total
Corporates	$32,345	$1,789	$34,134	46.3%	$31,000	$1,682	$32,682	45.4%
CLOs	5,978	—	5,978	8.1%	5,798	—	5,798	8.1%
Credit	38,323	1,789	40,112	54.4%	36,798	1,682	38,480	53.5%
RMBS	10,758	—	10,758	14.6%	10,619	—	10,619	14.8%
Mortgage loans	6,122	94	6,216	8.4%	6,145	95	6,240	8.7%
CMBS	2,187	—	2,187	3.0%	2,202	—	2,202	3.1%
Real estate held for investment	—	553	553	0.8%	—	542	542	0.8%
Real estate	19,067	647	19,714	26.8%	18,966	637	19,603	27.4%
ABS	4,187	—	4,187	5.7%	3,873	—	3,873	5.4%
Alternative investments	3,341	131	3,472	4.7%	3,297	128	3,425	4.8%
State, municipals, political subdivisions and foreign government	1,379	1,795	3,174	4.3%	1,387	1,936	3,323	4.6%
Equity securities	171	257	428	0.6%	199	185	384	0.5%
Unit-linked assets	—	370	370	0.5%	—	363	363	0.5%
Short-term investments	188	—	188	0.3%	250	—	250	0.3%
U.S. government and agencies	30	29	59	0.1%	32	27	59	0.1%
Other investments	9,296	2,582	11,878	16.2%	9,038	2,639	11,677	16.2%
Cash and equivalents	896	113	1,009	1.4%	1,111	111	1,222	1.7%
Policy loans and other	645	215	860	1.2%	631	221	852	1.2%
Total invested assets	$68,227	$5,346	$73,573	100.0%	$66,544	$5,290	$71,834	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets.

Alternative investments summary

	March 31, 2017		December 31, 2016
	Invested Asset Value	Percent of Total	Invested Asset Value	Percent of Total
Credit funds	$800	23.0%	$834	24.3%
Private equity - MidCap	528	15.2%	524	15.3%
Private equity - A-A Mortgage	449	12.9%	417	12.2%
Private equity - other	491	14.1%	519	15.2%
Mortgage and real assets	512	14.7%	470	13.7%
Hedge funds	297	8.7%	311	9.1%
Public equities	226	6.5%	215	6.3%
Natural resources and other real assets	169	4.9%	135	3.9%
Alternative investments	$3,472	100.0%	$3,425	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Financial Measures Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
3.91%	3.93%	Corporate securities	3.91%	3.91%	4.06%	3.81%	3.93%
		Structured securities
5.45%	5.30%	RMBS	5.45%	5.30%	5.21%	4.92%	5.30%
4.94%	4.37%	CLO	4.94%	4.96%	4.81%	4.73%	4.37%
4.15%	10.93%	ABS	4.15%	4.24%	4.16%	6.54%	10.93%
4.03%	3.66%	CMBS	4.03%	4.19%	3.79%	4.10%	3.66%
4.95%	5.82%	Total structured securities	4.95%	4.92%	4.79%	5.05%	5.82%
9.35%	4.57%	State, municipal, political subdivisions and U.S. and foreign government	9.35%	5.80%	3.57%	5.46%	4.57%
5.90%	5.42%	Mortgage loans	5.90%	6.26%	6.22%	5.82%	5.42%
8.12%	(0.40)%	Alternative investments	8.12%	14.82%	9.77%	7.11%	(0.40)%
1.66%	0.32%	Other U.S. and Bermuda invested assets	1.66%	1.27%	1.04%	1.29%	0.32%
4.70%	4.27%	U.S. and Bermuda	4.70%	4.96%	4.64%	4.47%	4.27%
1.74%	1.56%	Germany	1.74%	1.51%	1.94%	1.62%	1.56%
4.48%	4.03%	Consolidated total	4.48%	4.69%	4.42%	4.23%	4.03%

Invested assets NAIC 1 & 2 designation by asset class

	March 31, 2017	December 31, 2016
Corporate securities	92.6%	92.4%
Structured securities
RMBS	97.7%	98.0%
CLO	81.9%	83.1%
ABS	90.9%	91.5%
CMBS	97.7%	97.7%
Total structured securities	92.4%	93.0%
State, municipal, political subdivisions and U.S. and foreign government	94.6%	96.5%
Germany fixed maturity securities[1]	94.0%	95.0%

1 NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Annuity & Life Assurance Company	A-	A-	A-
Athene Annuity and Life Company	A-	A-	A-
Athene Annuity & Life Assurance Company of New York	A-	A-	A-
Athene Life Insurance Company of New York	A-	Not Rated	Not Rated
Athene Life Re Ltd.	A-	A-	A-

Credit ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Holding Ltd.	bbb-	BBB	BBB

Capital Metrics

	December 31,
	2016	2015
U.S. RBC - Athene Annuity & Life Assurance Company	478%	552%
BSCR - Athene Life Re Ltd.[1]	228%	323%
Athene Life Re Ltd. RBC[2]	529%	468%

1 Effective January 1, 2016, in connection with the implementation of its broader regulatory regime, the BMA integrated the economic balance sheet (EBS) framework into the determination of BSCR. The European Commission has granted the BMA's regulatory regime for reinsurance, group solvency calculation and group supervision full equivalence to Solvency II. Under the EBS framework, ALRe's assets are recorded at market value and its insurance reserves are determined by reference to nine prescribed scenarios, with the scenario resulting in the highest reserve balance being ultimately required to be selected. This ratio is not comparable to prior year end BSCR ratios given the change in the solvency regime; however, consistent with the previous regime the minimum required capital ratio to be considered solvent by the BMA is 100%.
2 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding - Class A common shares to arrive at weighted average shares outstanding - operating diluted Class A common shares

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
78.2	50.0	Basic weighted average shares outstanding - Class A	78.2	58.3	49.8	50.0	50.0
110.8	136.0	Conversion of Class B shares to Class A shares	110.8	130.0	136.0	136.0	136.0
6.2	—	Conversion of Class M shares to Class A shares	6.2	5.5	—	—	—
0.4	—	Effect of other stock compensation plans	0.4	0.4	0.1	0.1	—
195.6	186.0	Weighted average shares outstanding - operating diluted Class A common shares	195.6	194.2	185.9	186.1	186.0

Summary of adjustments to Class A common shares outstanding to arrive at operating diluted Class A common shares outstanding

	2017	2016
	Q1	Q4	Q3	Q2	Q1
Class A common shares outstanding	101.3	77.0	50.2	50.2	50.2
Conversion of Class B shares to Class A shares	87.8	111.8	136.0	136.0	136.0
Conversion of Class M shares to Class A shares	6.8	6.8	7.2	—	—
Effect of other stock compensation plans	0.9	0.8	0.4	0.3	—
Operating diluted Class A common shares outstanding	196.8	196.4	193.8	186.5	186.2

Summary of adjustments to book value per share to arrive at book value per share, excluding AOCI

	2017	2016
	Q1	Q4	Q3	Q2	Q1
Book value per share	$39.26	$35.91	$38.00	$34.62	$30.28
AOCI	(3.48)	(1.91)	(4.94)	(3.06)	0.27
Effect of items convertible to or settled in Class A common shares	(0.61)	(0.71)	(1.30)	(0.10)	—
Book value per share, excluding AOCI	$35.17	$33.29	$31.76	$31.46	$30.55

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$786	$692	GAAP net investment income	$786	$773	$747	$704	$692
45	36	Reinsurance embedded derivative impacts	45	45	55	53	36
11	(16)	Net VIE earnings	11	44	(13)	(14)	(16)
(13)	(32)	Alternative income gain (loss)	(13)	(4)	(3)	—	(32)
(15)	—	Other	(15)	(16)	(4)	(15)	—
28	(12)	Total adjustments to arrive at net investment earnings	28	69	35	24	(12)
$814	$680	Total net investment earnings	$814	$842	$782	$728	$680

$780	$691	Retirement Services	$780	$793	$759	$712	$691
34	(11)	Corporate and Other	34	49	23	16	(11)
$814	$680	Total net investment earnings	$814	$842	$782	$728	$680

4.32%	4.10%	GAAP net investment income rate	4.32%	4.30%	4.22%	4.09%	4.10%
0.25%	0.21%	Reinsurance embedded derivative impacts	0.25%	0.25%	0.31%	0.31%	0.21%
0.06%	(0.09)%	Net VIE earnings	0.06%	0.25%	(0.07)%	(0.08)%	(0.09)%
(0.07)%	(0.19)%	Alternative income gain (loss)	(0.07)%	(0.02)%	(0.02)%	—%	(0.19)%
(0.08)%	—%	Other	(0.08)%	(0.09)%	(0.02)%	(0.09)%	—%
0.16%	(0.07)%	Total adjustments to arrive at net investment earned rate	0.16%	0.39%	0.20%	0.14%	(0.07)%
4.48%	4.03%	Consolidated net investment earned rate	4.48%	4.69%	4.42%	4.23%	4.03%

4.76%	4.59%	Retirement Services	4.76%	4.91%	4.77%	4.62%	4.59%
1.88%	(0.62)%	Corporate and Other	1.88%	2.76%	1.26%	0.93%	(0.62)%
4.48%	4.03%	Consolidated net investment earned rate	4.48%	4.69%	4.42%	4.23%	4.03%

$65,580	$60,259	Retirement Services average invested assets	$65,580	$64,639	$63,638	$61,686	$60,259
7,123	7,153	Corporate and Other average invested assets	7,123	7,074	7,089	7,177	7,153
$72,703	$67,412	Average invested assets	$72,703	$71,713	$70,727	$68,863	$67,412

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2017	2016
2017	2016		Q1	Q4	Q3	Q2	Q1
$696	$253	GAAP interest sensitive contract benefits	$696	$225	$482	$333	$253
(30)	(29)	Interest credited other than deferred annuities	(30)	(21)	(33)	(27)	(29)
145	136	FIA option costs	145	143	141	139	136
(17)	(11)	Product charges (strategy fees)	(17)	(15)	(14)	(13)	(11)
9	6	Reinsurance embedded derivative impacts	9	8	8	7	6
(534)	(136)	Change in fair values of embedded derivatives - FIAs	(534)	(72)	(318)	(204)	(136)
12	9	Negative VOBA amortization	12	12	12	15	9
(18)	15	Unit linked change in reserve	(18)	(14)	(20)	4	15
—	—	Other changes in interest sensitive contract liabilities	—	(2)	1	(1)	—
(433)	(10)	Total adjustments to arrive at cost of crediting on deferred annuities	(433)	39	(223)	(80)	(10)
$263	$243	Retirement Services cost of crediting on deferred annuities	$263	$264	$259	$253	$243

5.05%	2.03%	GAAP interest sensitive contract benefits	5.05%	1.65%	3.65%	2.63%	2.03%
(0.22)%	(0.23)%	Interest credited other than deferred annuities	(0.22)%	(0.15)%	(0.25)%	(0.21)%	(0.23)%
1.04%	1.11%	FIA option costs	1.04%	1.05%	1.07%	1.08%	1.11%
(0.12)%	(0.09)%	Product charges (strategy fees)	(0.12)%	(0.11)%	(0.11)%	(0.10)%	(0.09)%
0.07%	0.05%	Reinsurance embedded derivative impacts	0.07%	0.06%	0.06%	0.06%	0.05%
(3.87)%	(1.10)%	Change in fair values of embedded derivatives - FIAs	(3.87)%	(0.53)%	(2.41)%	(1.61)%	(1.10)%
0.09%	0.07%	Negative VOBA amortization	0.09%	0.09%	0.09%	0.12%	0.07%
(0.13)%	0.12%	Unit linked change in reserve	(0.13)%	(0.10)%	(0.15)%	0.03%	0.12%
—%	—%	Other changes in interest sensitive contract liabilities	—%	(0.01)%	0.01%	(0.01)%	—%
(3.14)%	(0.07)%	Total adjustments to arrive at cost of crediting on deferred annuities	(3.14)%	0.30%	(1.69)%	(0.64)%	(0.07)%
1.91%	1.96%	Retirement Services cost of crediting on deferred annuities	1.91%	1.95%	1.96%	1.99%	1.96%

$55,154	$49,626	Average account value on deferred annuities	$55,154	$54,358	$52,739	$50,817	$49,626

Athene Holding Ltd.
Financial Supplement - March 31, 2017
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	March 31, 2017	December 31, 2016
Total investments, including related parties	$75,129	$72,433
Derivative assets	(1,708)	(1,370)
Cash and cash equivalents (including restricted cash)	2,636	2,502
Accrued investment income	575	554
Payables for collateral on derivatives	(1,681)	(1,383)
Reinsurance funds withheld and modified coinsurance	(410)	(414)
VIE assets, liabilities and noncontrolling interest	926	886
AFS unrealized (gain) loss	(1,561)	(1,030)
Ceded policy loans	(333)	(344)
Total adjustments to arrive at invested assets	(1,556)	(599)
Total invested assets	$73,573	$71,834

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	March 31, 2017	December 31, 2016
Investment funds, including related parties and VIEs	$2,564	$2,460
CLO equities included in trading securities	218	260
Investment funds within funds withheld at interest	328	329
Royalties, other assets included in other investments and other assets	82	81
Net assets of the VIE, excluding investment funds	280	295
Total adjustments to arrive at alternative investments	908	965
Alternative investments	$3,472	$3,425

Summary of adjustments to total liabilities to arrive at reserve liabilities

	March 31, 2017	December 31, 2016
Total liabilities	$81,623	$79,814
Derivative liabilities	(32)	(40)
Payables for collateral on derivatives	(1,681)	(1,383)
Funds withheld liability	(382)	(380)
Other liabilities	(999)	(685)
Liabilities of consolidated VIEs	(37)	(34)
Reinsurance ceded receivables	(5,960)	(6,001)
Policy loans ceded	(333)	(344)
Other	3	4
Total adjustments to arrive at reserve liabilities	(9,421)	(8,863)
Total reserve liabilities	$72,202	$70,951